DELAWARE(SM)
INVESTMENTS                                       Delaware Tax-Free Florida Fund
-----------
                                          Delaware Tax-Free Florida Insured Fund

                                                 Delaware Tax-Free New York Fund







Tax-Exempt Income



                          [Tax-Exempt Income Artwork]




                                                         2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                1

Portfolio Management
Review                                                3

Performance Summary

  Delaware Tax-Free
  Florida Fund                                        6

  Delaware Tax-Free
  Florida Insured Fund                                7

  Delaware Tax-Free
  New York Fund                                       8

Financial Statements

  Statements of Net Assets                            9

  Statements of Operations                           15

  Statements of Changes in
  Net Assets                                         16

  Financial Highlights                               17

  Notes to Financial
  Statements                                         26




A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH GENERALLY DID NOT WEAKEN IN THE FALL OF 2000."


Dear Shareholder


April 9, 2001

Recap of Events -- During the six months ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the year progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the six months ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields. In New York and California, for instance, issuance had rebounded by mid-February from very low levels in January and municipal bond yields were up significantly (Source: Salomon Smith Barney).

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).*

Total Return

For the period ended February 28, 2001                          Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund-- Class A Shares                   +4.82%
Lipper Florida Municipal Debt Funds Average (63 funds)            +4.64%
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund-- Class A Shares           +5.08%
Lipper Florida Insured Municipal Debt Funds Average (12 funds     +5.22%
--------------------------------------------------------------------------------
Delaware Tax-Free New York Fund-- Class A Shares                  +5.41%
Lipper New York Municipal Debt Funds Average (111 funds)          +5.12%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +5.19%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 6 through 8. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Florida Fund returned +4.82% (Class A shares at net asset value with distributions reinvested) during the six months ended February 28, 2001. Performance bettered that of the Lipper Florida Municipal Debt Funds Average, which rose 4.64% for the same period.

Delaware Tax-Free Florida Insured Fund returned +5.08% (Class A shares at net asset value with distributions reinvested) during the six months ended February 28, 2001. Performance trailed that of the Lipper Florida Insured Municipal Debt Funds Average, which rose 5.22% for the same period.

Delaware Tax-Free New York Fund returned +5.41% (Class A shares at net asset value with distributions reinvested) during the six months ended February 28, 2001. Performance bettered that of the Lipper New York Municipal Debt Funds Average, which rose 5.12% for the same period.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.



Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              -------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

      Mitchell L. Conery
Senior Portfolio Manager

        Patrick P. Coyne
Senior Portfolio Manager

           April 9, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------


The Funds' Results

The six-month period ended February 28, 2001, did not begin very favorably in the municipal markets. However, the slowing economy and eventually declining interest rates contributed to a shift in investment sentiment as the period progressed.

Municipal bond markets performed strongly during the period, as the U.S. economy showed signs that it was slowing significantly faster than many investors had previously anticipated. During the fourth quarter of 2000, as the economy slowed, fundamental credit deterioration became evident in the corporate sector. However, municipal credit quality remained at very high levels, and ratings agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

By the end of the six-month period, money was flowing back into tax-free mutual funds at a significant pace as investors displayed heightened concerns about the stock market and the corporate bond market (Source: AMG Data Services). The supply of tax-free issues had also rebounded considerably as municipalities and other issuers rushed to take advantage of lower borrowing costs. In addition, refinancings and new issuance were rising.

Throughout the year, we remained concerned about potential changes in the laws that govern Medicaid and Medicare. As a result, we have limited our exposure to hospitals and healthcare-related issues. Over the past three years, 75% of the credit downgrades made by Standard & Poor's have been in either healthcare or housing. We hold significantly fewer bonds in both sectors than do many of our peers.

We have also avoided issues insured by American Capital Access, a domestic financial guaranty company offering an A rating to debt issuers. As an insurer, American Capital Access has faced financial difficulties and was placed on "credit watch" by the major rating agencies.

Instead, we have focused our primary investments on college and university bonds, tax allocation bonds, and other infrastructure projects. We have long perceived water and sewer as attractive sectors in that they involve indispensable public services. When structured properly, we believe these issues can be among the strongest credits in the municipal markets.

Over the past few months, in many of our Funds, we have made a concerted effort to "coupon down," or purchase securities with lower interest rates which may be trading at discounted prices. As part of this strategy, we have sold some bonds with higher coupons. When interest rates fall, discount bonds typically offer greater price appreciation potential than bonds selling at a premium.

We are also beginning to consider additional investments in selected lower credit issues. With credit a concern in the municipal markets, the difference -- or spread -- between the yields of lower-rated and higher-rated issues has reached its widest level in eight years. In Funds where such a strategy is appropriate, we think that investing in some carefully chosen, lower-rated bonds can enhance yield without subjecting the Funds to excessive risk.

As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates. Where applicable, our approach to duration is discussed below for individual Funds.

Delaware Tax-Free Florida Fund
For the six-month period ended February 28, 2001, the Fund returned +4.82% (Class A shares at net asset value with distributions reinvested), outperforming the Lipper Florida Municipal Debt Funds Average, which returned 4.64%. As interest rates continued to decline, many issues within the Fund appreciated to a point at which they were trading at a premium (above par value). We felt that many such bonds faced the possibility of being refunded, as issuers might rush to lower their borrowing costs by retiring higher coupon debt and issuing lower coupon securities.

The duration of the Fund decreased early in the period and the average maturity declined. We would prefer the Fund's average duration -- which was increased in January and February and stood at 7.14 years on February 28, 2001 -- to be closer to 7.50 years. Thus, near the end of the period we began adding longer-term, discounted issues to the portfolio that we believed were less likely to be refunded and offered greater price appreciation potential. The Fund had an average credit rating of A as of February 28, 2001.

Delaware Tax-Free Florida Insured Fund
For the six-month period ended February 28, 2001, the Fund returned +5.08% (Class A shares at net asset value with distributions reinvested), versus a +5.22% return by the Lipper Florida Insured Municipal Debt Funds Average.

This Fund invests exclusively in AAA-rated municipal bonds, which constitute the top tier of credit quality in the tax-free asset class. Given the uncertainty of the economy and the impact that the downturn can have on equities and lower-rated debt issues, we are comfortable taking a conservative approach to duration in this Fund. We feel that the degree of caution in our approach is not matched by all of our peers, and that this contributed to the Fund trailing the Lipper class. Risk-averse investors undoubtedly flocked to the safe haven of Treasuries and highly-rated municipal securities during the past six months. During the period the Fund's duration was increased, as we added long-maturity, discounted issues that we felt offered strong appreciation potential in the declining interest rate environment. These included a non-callable Tampa utility bond and a bond issued to finance a new dormitory at the University of Central Florida.

Delaware Tax-Free New York Fund
For the six-month period ended February 28, 2001, the Fund's +5.41% return (Class A shares at net asset value with distributions reinvested) surpassed that of the Lipper New York Municipal Debt Funds Average, which returned +5.12%. We made a conscious effort to reduce the average coupon within the Fund during the period, a strategy designed to take advantage of the declining interest rate environment. We did this by selling some short pre-refunded bonds and buying longer discount issues rated AA and AAA. The Fund previously had a higher average coupon rate than most of its peers in the relative Lipper Class.

This strategy served us well, as the lower coupon securities performed well amidst the falling interest rates. We believe this is reflected in the increase in the Fund's market value from $11.44 million to $11.85 million during the period. As of February 28, 2001, the average credit rating of the bonds within the Fund was AA.

Outlook
We think that the state of the municipal market appears solid early in 2001. In the currently slowing economic environment, we feel tax-free issues can continue to perform quite well, both in absolute terms and relative to other types of securities.

The Federal Reserve has been quick to respond to the economic sluggishness thus far, and we believe they are likely to continue on a course of lowering short-term interest rates. Investors have continued to shun the equity markets, which are encountering ongoing profit warnings and lower earnings expectations. Taxable corporate bonds face similar pressures with regard to credit risk. We think that, as investors seek high credit quality, more will turn to the municipal markets as an attractive alternative. By historical standards, municipals currently appear cheap to comparable U.S. Treasury securities, offering more attractive yields.*

While some analysts believe that the healthcare sector has bottomed out with regard to credit, we are not ready to jump back into the sector. The devastating Allegheny Hospital/Healthcare credit crunch in Pennsylvania remains fresh on our minds, and uncertainties surrounding Medicaid/Medicare are yet to be resolved. However, we feel that many discounted, lower-credit issues are primed to benefit in the current declining interest rate environment. We will continue to closely examine some lower credits in an effort to enhance the overall yield of our tax-free portfolios.

We believe that the role that municipal bonds play for investors is likely to remain unchanged. The President's proposed tax cut, for instance, would be phased in over several years and we think it is unlikely to have any dramatic impact on the municipal bond markets. As always, we believe that the tax-free markets offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.**

 * Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.
** A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Florida personal income tax as is consistent with preservation of capital. Also, the Fund seeks investments that enable it to be exempt from the Florida intangible personal property tax.

Total Fund Net Assets
$15.32 million

Number of Holdings
37

Fund Start Date
March 2, 1995

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1989.

Nasdaq Symbols
Class A DVFAX
Class B DVFBX
Class C DVFCX


DELAWARE TAX-FREE FLORIDA FUND PERFORMANCE
------------------------------------------

Average Annual Total Returns
Through February 28, 2001               Lifetime      Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
        Excluding Sales Charge           +6.60%         +5.48%          +11.73%
        Including Sales Charge           +5.92%         +4.68%           +7.54%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
        Excluding Sales Charge           +5.36%         +4.85%          +11.01%
        Including Sales Charge           +5.22%         +4.52%           +7.01%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
        Excluding Sales Charge           +5.50%         +4.74%          +11.08%
        Including Sales Charge           +5.50%         +4.74%          +10.08%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001
Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Florida personal income tax as is consistent with preservation of capital. Also, the Fund seeks investments that enable it to be exempt from the Florida intangible personal property tax.

Total Fund Net Assets
$115.81 million

Number of Holdings
46

Fund Start Date
January 1, 1992

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A VFLIX
Class B DVDBX
Class C DVDCX



DELAWARE TAX-FREE FLORIDA
INSURED FUND PERFORMANCE
------------------------

Average Annual Total Returns
Through February 28, 2001               Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
        Excluding Sales Charge           +6.67%           +5.47%        +11.31%
        Including Sales Charge           +6.23%           +4.67%         +7.09%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
        Excluding Sales Charge           +5.09%           +4.73%        +10.48%
        Including Sales Charge           +5.09%           +4.40%         +6.48%
--------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
        Excluding Sales Charge           +2.90%                         +10.47%
        Including Sales Charge           +2.90%                          +9.47%
--------------------------------------------------------------------------------

*Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

 Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

 The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

 Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

 Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

 An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from New York personal income tax as is consistent with preservation of capital. Also, the Fund seeks investments that enable it to be exempt from the New York City personal income tax.

Total Fund Net Assets
$11.93 million

Number of Holdings
24

Fund Start Date
November 6, 1987

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne


Nasdaq Symbols
Class A FTNYX
Class B DVTNX
Class C DVFNX


DELAWARE TAX-FREE NEW YORK FUND PERFORMANCE
-------------------------------------------


Average Annual Total Returns
Through February 28, 2001       Lifetime     10 Years     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
        Excluding Sales Charge  +6.60%        +5.94%        +4.23%      +12.54%
        Including Sales Charge  +6.30%        +5.54%        +3.43%       +8.31%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
        Excluding Sales Charge  +4.64%                      +3.45%      +11.73%
        Including Sales Charge  +4.64%                      +3.13%       +7.73%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
        Excluding Sales Charge  +3.81%                      +3.42%      +11.62%
        Including Sales Charge  +3.81%                      +3.42%      +10.62%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statements of Net Assets

DELAWARE TAX-FREE FLORIDA FUND
------------------------------
                                                        Principal   Market
February 28, 2001 (Unaudited)                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.06%
Continuing Care/Retirement Revenue Bonds - 2.92%
Jacksonville Health Facilities Authority
  (Cypress Village Project National
  Benevolent Association) Series A
  6.125% 12/1/16 .....................................  $200,000    $  183,606
Volusia County Health Facilities Authority
  (John Knox Village) Series A
  6.00% 6/1/17 (Asset Gty) ...........................   250,000       264,183
                                                                    ----------
                                                                       447,789
                                                                    ----------
General Obligation Bonds - 4.96%
Florida State Board of Education (Capital
  Outlay Public Education) 5.00% 6/1/27 ..............   500,000       485,235
Florida State Board of Education (Capital
  Outlay Public Education) 6.00% 6/1/21 ..............   250,000       273,900
                                                                    ----------
                                                                       759,135
                                                                    ----------
Higher Education Revenue Bonds - 8.12%
Capital Projects Finance Authority Florida
  5.00% 10/1/31 ......................................   950,000       919,743
Pinellas County Educational Facilities
  Authority (Clearwater Christian College)
  Private Placement 8.00% 2/1/11 .....................   300,000       324,051
                                                                    ----------
                                                                     1,243,794
                                                                    ----------
Highway Revenue Bonds - 1.19%
Dunes Community Development
  District-Intracoastal Waterway Bridge
  (ITT Industries Corporation)
  5.50% 10/1/07 ......................................   175,000       181,701
                                                                    ----------
                                                                       181,701
                                                                    ----------
Hospital Revenue Bonds - 10.53%
Escambia County Health Facilities Authority
  Revenue (VHA Program)
  5.95% 7/1/20 (AMBAC) ...............................   425,000       463,718
Lee County Hospital Board (Lee Memorial
  Hospital) 6.35% 3/26/20 (MBIA) .....................   500,000       520,110
Leesburg Regional Medical Center Project
  Series A 6.125% 7/1/12 .............................   100,000       104,400
North Miami Health Facilities Authority
  (Catholic Health Services) (LOC Suntrust
  Bank-Miami) 6.00% 8/15/16 ..........................   500,000       524,000
                                                                    ----------
                                                                     1,612,228
                                                                    ----------
Housing Revenue Bonds - 9.81%
Dade County Housing Finance Authority
  (Lincoln Fields Apartments Section 8)
  6.25% 7/1/24 (MBIA) ................................   500,000       508,670
Duval Housing Finance Authority
  (St. Augustine Apartments) 6.00% 3/1/21 ............   300,000       304,446
Florida Housing Finance Agency
  (Homeowner Mortgage) Series 1B
  6.00% 7/1/17 (FHA) .................................   165,000       174,057

                                                        Principal   Market
                                                        Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Florida Housing Finance Agency
   (The Vineyards Project) Series H
   6.40% 11/1/15 .....................................  $500,000    $  515,245
                                                                    ----------
                                                                     1,502,418
                                                                    ----------
 Industrial Development Revenue Bonds - 1.66%
 Miami Dade County Florida Industrial
   Development Revenue 5.375% 10/1/30 ................   250,000       254,960
                                                                    ----------
                                                                       254,960
                                                                    ----------
 Leases/Certificates of Participation - 3.19%
 Hillsborough County Florida School Board
   Certificate of Participation 5.00% 7/1/25 .........   500,000       488,205
                                                                    ----------
                                                                       488,205
                                                                    ----------
 Port & Harbor Revenue Bonds - 3.36%
 Jacksonville, Florida Port Authority
   5.70% 11/1/30 .....................................   500,000       515,440
                                                                    ----------
                                                                       515,440
                                                                    ----------
 Power Authority Revenue Bonds - 4.63%
 Jacksonville, Florida Electric Authority
   Revenue 5.50% 10/1/30 .............................   700,000       708,589
                                                                    ----------
                                                                       708,589
                                                                    ----------
*Pre-Refunded Bonds - 2.22%
 Volusia County, Florida Industrial Development
   Authority Mortgage Revenue (Bishops
   Glen Project Retirement Health Facilities)
   7.50% 11/1/16-06 ..................................   295,000       340,244
                                                                    ----------
                                                                       340,244
                                                                    ----------
 Territorial Revenue Bonds - 1.35%
 Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway
   Revenue) 6.00% 7/1/26 .............................   150,000       157,617
 Puerto Rico Electric Power Authority
   Series X 5.50% 7/1/25 .............................    50,000        50,602
                                                                    ----------
                                                                       208,219
                                                                    ----------
 Transportation Revenue Bonds - 1.05%
 Florida State Mid-Bay Bridge Authority
   Series D 6.125% 10/1/22 ...........................   160,000       161,515
                                                                    ----------
                                                                       161,515
                                                                    ----------
 Waste Disposal Revenue Bonds - 1.02%
 Jacksonville Sewer & Solid Waste
   Disposal Facilities Authority Anheuser
   Busch Project 5.875% 2/1/36 (AMT) .................   150,000       155,712
                                                                    ----------
                                                                       155,712
                                                                    ----------
 Water & Sewer Revenue Bonds - 8.22%
 Hillsborough County Florida Assessment
   Revenue Capacity Assessment SPL
   5.125% 3/1/20 .....................................   500,000       501,205

                                                       Principal   Market
Delaware Tax-Free Florida Fund                         Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Hillsborough County Florida Assessment
   Revenue Reclaimed Water Improvement
   5.125% 3/1/18 ..................................... $ 250,000   $   251,818
Jacksonville Electric Authority Revenue
   Water & Sewer Systems Series A
   5.625% 10/1/37 ....................................   500,000       505,390
                                                                   -----------
                                                                     1,258,413
                                                                   -----------
Other Revenue Bonds - 35.83%
Dade County Special Obligation Series B
   5.00% 10/1/35 (AMBAC) .............................   200,000       193,290
Florida State Board of Education (Lottery
   Revenue) Series A (FGIC)
   6.00% 7/1/14 ...................................... 1,000,000     1,118,686
Lake Bernadette Community Development
   District (Special Assessment) Series A
   8.00% 5/1/17 ......................................   250,000       266,913
Northern Palm Beach County Improvement
   District (Special Assessment Abacoa
   Water Control) 7.20% 8/1/16 .......................   300,000       322,632
Orlando, Florida Special Assessment
   (Conroy Road Interchange) Series B
   5.25% 5/1/05 ......................................   350,000       340,589
St. Lucie Improvement Revenue
   5.50% 4/1/23 ......................................   250,000       257,833
Tampa Florida Utility Tax & Special Revenue
   Reference Series B 5.75% 10/1/15 ..................   500,000       546,210
Tampa Palms Community Development
   District (Richmond Place Project)
   7.50% 5/1/18 ......................................   235,000       246,971
Tampa Utilities Tax Revenue Series A
   6.00% 10/1/17 (AMBAC) ............................. 1,000,000     1,093,600
Tampa Utilities Tax Revenue Series A
   6.125% 10/1/18 (AMBAC) ............................ 1,000,000     1,102,330
                                                                   -----------
                                                                     5,489,054
                                                                   -----------
Total Municipal Bonds
   (cost $14,628,827) ................................              15,327,416
                                                                   ===========

--------------------------------------------------------------------------------
Total Market Value of Securities - 100.06%
   (cost $14,628,827) ................................             $15,327,416

Liabilities Net of Receivables and
   Other Assets  - (0.06%) ...........................                  (8,575)
                                                                   -----------
Net Assets Applicable to 1,435,678
   Shares Outstanding - 100.00% ......................             $15,318,841
                                                                   ===========
Net Asset Value - Delaware Tax-Free
   Florida Fund Class A
   ($9,926,863 / 930,857 Shares) .....................                  $10.66
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Fund Class B
   ($4,858,019 / 454,795 Shares) .....................                  $10.68
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Fund Class C
   ($533,959 / 50,026 Shares) ........................                  $10.67
                                                                        ------

-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
Asset Gty - Insured by the Asset Guaranty Insurance Company
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Financial Housing Authority
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ...........................             $15,609,274
Accumulated net realized loss
   on investments ....................................                (989,022)
Net unrealized appreciation of investments ...........                 698,589
                                                                   -----------
Total net assets .....................................             $15,318,841
                                                                   ===========
Net Asset Value and Offering Price per Share
  -- Delaware Tax-Free Florida Fund
Net asset value Class A (A) ..........................                  $10.66
Sales charge (3.75% of offering price, or 3.94%
   of amount invested per share) (B) .................                    0.42
                                                                        ------
Offering price .......................................                  $11.08
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE FLORIDA INSURED FUND
--------------------------------------
                                                       Principal   Market
February 28, 2001 (Unaudited)                          Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 102.05%
Airport Revenue Bonds - 2.74%
Lee County Florida Airport Revenue
  5.75% 10/1/33 (FSA) ...............................$ 3,000,000   $ 3,174,270
                                                                   -----------
                                                                     3,174,270
                                                                   -----------
General Obligation Bonds - 8.37%
Florida State Board of Education Capital
  Outlay Public Education Series B
  4.50% 6/1/28 (MBIA) ............................... 11,000,000     9,691,770
                                                                   -----------
                                                                     9,691,770
                                                                   -----------
Higher Education Revenue Bonds - 5.03%
Capital Projects Financial Authority
  5.00% 10/1/31 .....................................  2,800,000     2,710,820
Dade County Educational Facilities Authority
  (MBIA) (University of Miami) Series A
  5.50% 4/1/19 (AMBAC) ..............................    950,000       991,249
Miami-Dade County Florida Educational
  Facilities Authority University of Miami
  Series A 5.75% 4/1/29 (AMBAC) .....................  2,000,000     2,120,420
                                                                   -----------
                                                                     5,822,489
                                                                   -----------
Hospital Revenue Bonds - 18.29%
Escambia County Health Facilities Authority
  Revenue (VHA Program)
  5.95% 7/1/20 (AMBAC) ..............................  4,500,000     4,909,950
Indian River County Hospital District
  6.10% 10/1/18 (FSA) ...............................  3,000,000     3,222,120
Lee County Hospital Board (Lee Memorial
  Hospital) 6.35% 3/26/20 (MBIA) .................... 10,000,000    10,402,200
Tallahassee Health Facilities - Tallahassee
  Memorial Regional Medical Center
  Series B 6.00% 12/1/15 (MBIA) .....................  2,500,000     2,640,200
                                                                   -----------
                                                                    21,174,470
                                                                   -----------
Housing Revenue Bonds - 25.54%
Florida Housing Finance Agency Mariner
  Club Apartments-Series K-1
  6.25% 9/1/26 (AMBAC) (AMT) ........................  2,000,000     2,088,740
Florida State Housing Finance Agency
  Spinnaker Cove Apartments
  Series G LOC First Union National
  Bank of North Carolina
  6.50% 7/1/36 (AMBAC) (AMT) ........................    500,000       527,505
Florida State Housing Finance Agency
  Crossings Indian Run Apartments HUD
  Series V LOC First Union National
  Bank of North Carolina
  6.10% 12/1/26 (AMBAC) (AMT) .......................    750,000       777,653
Florida State Housing Finance Agency
  Crossings Indian Run Apartments HUD
  Series V LOC First Union National
  Bank of North Carolina
  6.20% 12/1/36 (AMBAC) (AMT) .......................  1,790,000     1,857,215

                                                       Principal    Market
                                                       Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Florida State Housing Finance Agency
  Landings at Sea Forest Apartments FHA
  Series T LOC First Union National
  Bank of North Carolina
  6.05% 12/1/36 (AMBAC) (AMT) .......................  $ 700,000     $ 722,064
Florida State Housing Finance Agency
  Landings at Sea Forest Apartments FHA
  Series T LOC First Union National
  Bank of North Carolina 5.85% 12/1/18
  (AMBAC) (AMT) .....................................    480,000       496,445
Florida State Housing Finance Agency Leigh
  Meadows Apartments Section 8
  Series N LOC First Union National
  Bank of North Carolina
  6.20% 9/1/26 (AMBAC) (AMT) ........................  2,765,000     2,879,969
Florida State Housing Finance Agency
  Leigh Meadows Apartments Section 8
  Series N LOC First Union National
  Bank of North Carolina
  6.30% 9/1/36 (AMBAC) (AMT) ........................  2,000,000     2,089,700
Florida State Housing Finance Agency
  Mariner Club Apartments Series K-1
  6.375% 9/1/36 (AMBAC) (AMT) .......................  3,500,000     3,671,605
Florida State Housing Finance Agency
  Riverfront Apartments Section 8 Series A
  6.25% 4/1/37 (AMBAC) (AMT) ........................  1,000,000     1,041,570
Florida State Housing Finance Agency
  Sterling Palms Apartments Series D-1
  LOC First Union National
  Bank of North Carolina
  6.30% 12/1/16 (AMBAC) (AMT) .......................  1,000,000     1,062,970
Florida State Housing Finance Agency
  Sterling Palms Apartments Series D-1
  LOC First Union National
  Bank of North Carolina
  6.40% 12/1/26 (AMBAC) (AMT) .......................  1,500,000     1,576,815
Florida State Housing Finance Agency
  Sterling Palms Apartments Series D-1
  LOC First Union National
  Bank of North Carolina
  6.50% 6/1/36 (AMBAC) (AMT) ........................  6,540,000     6,880,865
Florida State Housing Finance Agency
  Woodbridge Apartments Series L
  LOC First Union National
  Bank of North Carolina
  6.15% 12/1/26 (AMBAC) (AMT) .......................  1,750,000     1,819,528
Florida State Housing Finance Agency
  Woodbridge Apartments Series L LOC
  First Union National Bank of North Carolina
  6.25% 6/1/36 (AMBAC) ..............................  2,000,000     2,081,460
                                                                   -----------
                                                                    29,574,104
                                                                   -----------

                                                      Principal    Market
Delaware Tax-Free Florida Insured Fund                Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Ports & Harbors Revenue Bonds - 0.90%
 Canaveral Port Authority
   6.00% 6/1/12 (FGIC) .............................. $1,000,000   $ 1,047,180
                                                                   -----------
                                                                     1,047,180
                                                                   -----------
*Pre-Refunded Bonds - 9.75%
 Miramar Wastewater Improvement
   Assessment 6.75% 10/1/25-04 (FGIC) ...............  2,425,000     2,698,395
 Palm Beach Solid Waste Authority
   6.00% 12/1/07-02 (MBIA) ..........................  1,000,000     1,064,490
 Palm Beach Solid Waste Authority
   6.25% 12/1/08-02 (MBIA) ..........................  2,000,000     2,137,440
 Port St. Lucie Utility System
   6.00% 9/1/24-04 (FGIC) ...........................  5,000,000     5,393,050
                                                                   -----------
                                                                    11,293,375
                                                                   -----------
 Sales Tax Revenue Bonds - 7.57%
 Bay City, Florida Sales Tax Revenues
   4.75% 9/1/23 (FSA) ...............................  5,500,000     5,144,150
 Jupiter Sales Tax 6.375% 9/1/20 (AMBAC) ............  2,500,000     2,587,150
 Marion County Public Improvement
   Sales Tax 6.13% 12/1/08 (MBIA) ...................  1,000,000     1,038,970
                                                                   -----------
                                                                     8,770,270
                                                                   -----------
 Water & Sewer Revenue Bonds - 2.69%
 Coral Springs Water and Sewer Series A
   6.00% 9/1/10 (FGIC) ..............................  1,000,000     1,052,060
 Jupiter Water Series A
   6.25% 10/1/12 (AMBAC) ............................  2,000,000     2,067,620
                                                                   -----------
                                                                     3,119,680
                                                                   -----------
 Variable Rate Demand Obligation Bonds - 8.00%
+Palm Beach County Florida Criminal Justice
   Facilities Revenue Inverse Floater
   7.99% 6/1/12 (FGIC) ..............................  7,500,000     9,260,400
                                                                   -----------
                                                                     9,260,400
                                                                   -----------
 Other Revenue Bonds - 13.17%
 Nassau County Optional Gas Tax Fuel Sales
   Tax 6.00% 3/1/09 (FGIC) ..........................  1,000,000     1,043,970
 New Smyrna Beach Utilities Commission
   6.00% 10/1/13 (FGIC) .............................  1,000,000     1,053,260
 Ocoee, Florida Revenue Refunding and
   Improvement Transportation
   4.50% 10/1/23 (MBIA) .............................  1,000,000       888,680
 Ocoee, Florida Revenue Refunding and
   Improvement Transportation
   4.50% 10/1/28 (MBIA) .............................  1,000,000       872,380
 Orange County Florida Tourist Development
   Tax Revenue 5.50% 10/1/31 (AMBAC) ................  4,000,000     4,104,680
 Orange County Florida Tourist Revenue
   4.75% 10/1/20 (AMBAC) ............................  1,000,000       940,970
 Osceola County Celebration Community
   Development District Assessment
   6.10% 5/1/16 (MBIA) ..............................    665,000       699,354
 Osceola County Enterprise Community
   Development District Special Assessment
   6.10% 5/1/16 (MBIA) ..............................  1,000,000     1,051,660
 Palm Beach County Florida Criminal Justice
   Facilities Revenue 5.75% 6/1/12 (FGIC) ...........    195,000       217,884
 Tampa Florida Utility Tax & Special Revenue
   6.00% 10/1/08 (AMBAC) ............................  1,500,000     1,645,200

                                                     Principal   Market
                                                     Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continiued)
Tampa Florida Utility Tax & Special Revenue
   Series B 5.75% 10/1/15 (AMBAC) .................. $ 2,500,000 $   2,731,049
                                                                 -------------
                                                                    15,249,087
                                                                 -------------
Total Municipal Bonds
   (cost $112,961,543) .............................               118,177,095
                                                                 -------------
Total Market Value of Securities - 102.05%
   (cost $112,961,543) .............................              $118,177,095

Liabilities Net of Receivables and Other
   Assets - (2.05%) ................................                (2,370,850)
                                                                 -------------
Net Assets Applicable to 10,480,350
   Shares Outstanding - 100.00% ....................              $115,806,245
                                                                 =============
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund Class A
   ($110,608,109 / 10,010,022 shares) ..............                    $11.05
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund Class B
   ($5,146,205 / 465,633 shares) ...................                    $11.05
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund Class C
   ($51,931 / 4,695 shares) ........................                    $11.06
                                                                        ------
-----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
+An Inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosure is in effect as of February 28, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..........................             $116,928,356
Accumulated net realized loss on investments ........               (6,337,663)
Net unrealized appreciation of investments ..........                5,215,552
                                                                  ------------
Total net assets ....................................             $115,806,245
                                                                  ============

Net Asset Value and Offering Price per Share
  -- Delaware Tax-Free Florida Insured Fund
Net asset value Class A (A) .........................                   $11.05
Sales charge (3.75% of offering price, or 3.89% of
   amount invested per share) (B) ...................                     0.43
                                                                        ------
Offering price ......................................                   $11.48
                                                                        ======
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NEW YORK FUND
-------------------------------

                                                      Principal    Market
February 28, 2001 (Unaudited)                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.55%
City Agencies Revenue Bonds - 3.88%
New York City Transitional Finance
  Authority Revenue Future Tax Series C
  4.750% 5/1/23 ....................................  $  500,000  $   463,420
                                                                  -----------
                                                                      463,420
                                                                  -----------
General Obligation Bonds - 3.78%
New York City Series C 5.375% 11/15/27 .............     450,000      451,544
                                                                  -----------
                                                                      451,544
                                                                  -----------
Higher Education Revenue Bonds - 21.63%
Albany, New York Industrial Development Agency
  (Sage Colleges Project) Series A
  5.30% 4/1/29 .....................................     500,000      485,125
Albany, New York Industrial Development Agency
  Facilities (Albany Law School Project) Series A
  5.75% 10/1/30 (Asset Gty) ........................     300,000      312,666
Amherst Industrial Development Agency Civic
  Facility Revenue (University of Buffalo Student
  Housing) Series A 5.75% 8/1/30 (AMBAC) ...........     200,000      211,944
New York State Dormitory Authority Revenue
  (Chapel Oaks) (LOC Allied Irish Bank)
  5.45% 7/1/26 .....................................     450,000      451,895
New York State Dormitory Authority Revenue
  (Pooled Capital Program)
  7.80% 12/1/05 (FGIC) .............................     101,000      103,018
New York State Dormitory Authority Revenue
  (Pratt Institute) 6.00% 7/1/20 (Asset Gty) .......     500,000      537,235
New York State Dormitory Authority Revenue
  (State University Educational Facilities)
  Series B 7.50% 5/15/11 ...........................     400,000      478,508
                                                                  -----------
                                                                    2,580,391
                                                                  -----------
Hospital Revenue Bonds - 6.04%
New York State Dormitory Authority Revenue
  (Millard Fillmore Hospital)
  5.375% 2/1/32 (AMBAC) ............................     450,000      451,035
New York State Dormitory Authority Revenue
  (Mental Health) Series D 5.90% 2/15/12 ...........     250,000      269,895
                                                                  -----------
                                                                      720,930
                                                                  -----------
Housing Revenue Bonds - 8.81%
New York State Mortgage Agency Revenue
  (Homeowner Mortgage) Series 88
  6.25% 4/1/30 (AMT) ...............................   1,000,000    1,051,100
                                                                  -----------
                                                                    1,051,100
                                                                  -----------
Industrial Development Revenue Bonds - 8.04%
New York City Industrial Development Agency
  (Brooklyn Navy Yard Cogen Partners)
  5.75% 10/1/36 (AMT) ..............................     450,000      417,695
Industrial Development Revenue Bonds
  New York City Industrial Development Agency
  (British Airways) 5.25% 12/1/32 (AMT) ............     600,000      541,500
                                                                  -----------
                                                                      959,195
                                                                  -----------

                                                      Principal    Market
                                                      Amount       Value
-------------------------------------------------------------------------------

   Municipal Bonds (continued)
  *Pre-Refunded Revenue Bonds - 17.75%
   New York City General Obligation Series F
     8.250% 11/15/17-01 ............................   $ 690,000  $   724,203
   New York State Local Government Assistance
     Corporation-Series B 7.50% 4/1/20-01 ..........     200,000      204,748
   New York State Thruway Authority Service
     Contract Revenue (Local Highway & Bridge)
     6.25% 4/1/14-05 ...............................     500,000      557,095
   New York State Urban Development Corporation
     Revenue (Correctional Facilities) Series 3
     7.375% 1/1/18-02 ..............................     600,000      631,896
                                                                  -----------
                                                                    2,117,942
                                                                  -----------
   Territorial Revenue Bonds - 4.14%
   Puerto Rico Commonwealth Highway &
     Transportation Authority (Highway Revenue)
     Series Y 5.50% 7/1/36 .........................     475,000      493,986
                                                                  -----------
                                                                      493,986
                                                                  -----------
   Transportation Revenue Bonds - 12.97%
   Metropolitan Transportation Authority
     New York Service Contract (Commuter Facilities)
     Series O 5.75% 7/1/13 .........................     400,000      443,519
   Metropolitan Transportation Authority
     New York Dedicated Tax Series A
     6.125% 4/1/17 (FGIC) ..........................   1,000,000    1,104,400
                                                                  -----------
                                                                    1,547,919
                                                                  -----------
   Water & Sewer Revenue Bonds - 6.24%
   New York City Municipal Water Finance
     Authority Water & Sewer System Series 97B
     5.75% 6/15/29 .................................     250,000      260,473
   New York City Municipal Water Finance Authority
     Water & Sewer System Series B
     5.00% 6/15/29 .................................     500,000      483,435
                                                                  -----------
                                                                      743,908
                                                                  -----------
   Power Revenue Bonds - 4.29%
   New York State Energy Development Authority
     Pollution Control Revenue 5.45% 8/1/27 ........     500,000      511,594
                                                                  -----------
                                                                      511,594
                                                                  -----------
   Total Municipal Bonds
     (cost $11,150,147) ............................               11,641,929
                                                                  -----------

Delaware Tax-Free New York Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 97.57%
  (cost $11,150,147) ...............................              $11,641,929

Receivables and Other Assets
  Net of Liabilities - 2.43% .......................                  290,527
                                                                  -----------
Net Assets Applicable to 1,184,287
  Shares Outstanding - 100.00% .....................              $11,932,456
                                                                  -----------
Net Asset Value - Delaware Tax-Free
  New York Fund Class A
  ($10,003,303 / 992,550 Shares) ...................                   $10.08
                                                                       ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class B
  ($1,797,799 / 178,672 Shares) ....................                   $10.06
                                                                       ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class C
  (131,354 / 13,065 Shares) ........................                   $10.05
                                                                       ------
-----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

--------------------------------------------------------------------------------
Summary of Abbreviations:
Asset Gty - Insured by the Asset Guaranty Insurance Company
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
LOC - Letter of Credit

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ....................................    $11,930,506
Accumulated net realized loss on investments .................       (489,832)
Net unrealized appreciation of investments ...................        491,782
                                                                  -----------
Total net assets .............................................    $11,932,456
                                                                  ===========
Net Asset Value and Offering Price per Share
  --Delaware Tax-Free New York Fund
Net asset value Class A (A) ..................................         $10.08
Sales charge (3.75% of offering price, or 3.87% of
   amount invested per share) (B) ............................           0.39
                                                                       ------
Offering price                                                         $10.47
                                                                       ------
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                          Delaware              Delaware               Delaware
                                                                          Tax-Free              Tax-Free               Tax-Free
Period Ended February 28, 2001 (Unaudited)                              Florida Fund      Florida Insured Fund      New York Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................     $394,544            $3,270,509              $333,365
                                                                           --------            ----------              --------
Expenses:
Management fees ......................................................       38,287               285,338                31,193
Distribution expenses ................................................       34,976               162,135                19,682
Dividend disbursing and transfer agent fees and expenses .............        6,212                58,048                 7,139
Registration fees ....................................................          450                    --                 2,750
Reports and statements to shareholders ...............................        3,610                22,197                 1,500
Accounting and administration expenses ...............................        3,486                23,951                 2,536
Custodian fees .......................................................        2,244                 4,522                 1,566
Professional fees ....................................................        2,082                18,266                 1,796
Taxes (other than taxes on income) ...................................           --                   540                   250
Trustees' fees .......................................................          900                 1,740                   420
Other ................................................................          255                 9,618                   564
                                                                           --------            ----------              --------
                                                                             92,502               586,355                69,396
Less expenses absorbed or waived .....................................      (21,797)              (49,605)              (34,916)
Less expenses paid indirectly ........................................         (968)               (3,686)                 (626)
                                                                           --------            ----------              --------
Total expenses .......................................................       69,737               533,064                33,854
                                                                           --------            ----------              --------
Net Investment Income ................................................      324,807             2,737,445               299,511
                                                                           --------            ----------              --------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments .....................................      111,042               247,939                47,497
Net change in unrealized appreciation/depreciation of investments ....      224,077             2,650,437               248,031
                                                                           --------            ----------              --------

Net Realized and Unrealized Loss on Investments ......................      335,119             2,898,376               295,528
                                                                           --------            ----------              --------

Net Increase in Net Assets Resulting from Operations .................     $659,926            $5,635,821              $595,039
                                                                           --------            ----------              --------

                             See accompanying notes

Statements of Changes in Net Assets

                                                    Delaware Tax-Free             Delaware Tax-Free         Delaware Tax-Free
                                                      Florida Fund              Florida Insured Fund          New York Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months       Year        Six Months        Year       Six Months       Year
                                                   Ended         Ended          Ended         Ended          Ended         Ended
                                                  2/28/01       8/31/00        2/28/01       8/31/00        2/28/01       8/31/00
                                                (Unaudited)                  (Unaudited)                  (Unaudited)
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ......................    $   324,807   $   697,422   $  2,737,445   $  5,979,520   $   299,511   $   632,304
Net realized gain (loss)
   on investments ..........................        111,042      (974,810)       247,939       (507,694)       47,497      (516,600)
Net change in unrealized appreciation/
   depreciation of investments .............        224,077       706,657      2,650,437        429,075       248,031       432,816
                                                -------------------------   ---------------------------   -------------------------
Net increase (decrease) in net assets
   resulting from operations ...............        659,926       429,269      5,635,821      5,900,901       595,039       548,520
                                                -------------------------   ---------------------------   -------------------------

Distributions to Shareholders from:
Net investment income:
   Class A .................................       (227,055)     (501,012)    (2,631,947)    (5,767,655)     (265,465)     (562,748)
   Class B .................................        (88,221)     (177,459)      (104,740)      (208,057)      (32,510)      (65,142)
   Class C .................................         (9,531)      (18,951)        (1,029)        (3,537)       (1,536)       (4,414)
                                                -------------------------   ---------------------------   -------------------------
                                                   (324,807)     (697,422)    (2,737,716)    (5,979,249)     (299,511)     (632,304)
                                                -------------------------   ---------------------------   -------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A .................................      1,949,997     1,076,052      2,516,875      1,888,609       111,841       482,803
   Class B .................................      1,071,589       959,690        126,877        999,821       620,490       374,682
   Class C .................................        107,529       146,663             --             --        62,455            42

Net asset value of shares issued upon
   reinvestment of dividends:
   Class A .................................         77,531       217,066        869,181      1,750,972       176,393       376,435
   Class B .................................         33,730        66,119         43,830         78,958        16,161        42,306
   Class C .................................          2,982         6,155            215          3,359         1,563         4,313
                                                -------------------------   ---------------------------   -------------------------
                                                  3,243,358     2,471,745      3,556,978      4,721,719       988,903     1,280,581
                                                -------------------------   ---------------------------   -------------------------

Cost of shares repurchased:
   Class A .................................     (1,039,205)   (3,787,660)    (6,253,198)   (18,677,031)     (619,799)   (1,285,627)
   Class B .................................       (388,267)   (1,390,735)      (426,143)      (620,400)     (176,618)     (544,576)
   Class C .................................        (20,718)     (432,622)            --        (58,600)           --       (49,770)
                                                -------------------------   ---------------------------   -------------------------
                                                 (1,448,190)   (5,611,017)    (6,679,341)   (19,356,031)    (796,417)    (1,879,973)
                                                -------------------------   ---------------------------   -------------------------
Increase (decrease) in net assets derived
   from capital share transactions .........      1,795,168    (3,139,272)    (3,122,363)   (14,634,312)      192,486      (599,392)
                                                -------------------------   ---------------------------   -------------------------

Net Increase (Decrease) in
   Net Assets ..............................      2,130,287    (3,407,425)      (224,258)   (14,712,660)      488,014      (683,176)

Net Assets:
Beginning of period ........................     13,188,554    16,595,979    116,030,503    130,743,163    11,444,442    12,127,618
                                                -------------------------   ---------------------------   -------------------------
End of period ..............................    $15,318,841   $13,188,554   $115,806,245   $116,030,503   $11,932,456   $11,444,442
                                                =========================   ===========================   =========================

16
                             See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Florida Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year     Eight Months     Year       Year
                                                                Ended      Ended        Ended       Ended         Ended      Ended
                                                              2/28/01(1)  8/31/00      8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period .......................  $10.420     $10.530      $11.230     $11.020      $10.520     $10.730

Income (loss) from investment operations:
  Net investment income ....................................    0.256       0.518        0.532       0.374        0.591       0.590
  Net realized and unrealized gain (loss) on investments ...    0.240      (0.110)      (0.688)      0.215        0.523      (0.210)
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................    0.496       0.408       (0.156)      0.589        1.114       0.380
                                                              ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.256)     (0.518)      (0.532)     (0.374)      (0.594)     (0.590)
  Distributions from net realized gain on investments ......       --          --       (0.012)     (0.005)      (0.020)         --
                                                              ----------------------------------------------------------------------
  Total dividends and distributions ........................   (0.256)     (0.518)      (0.544)     (0.379)      (0.614)     (0.590)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................  $10.660     $10.420      $10.530     $11.230      $11.020     $10.520
                                                              ======================================================================

Total return(3) ............................................    4.82%       4.11%       (1.50%)      5.44%       10.93%       3.74%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $9,927      $8,711      $11,406      $9,988       $7,506      $5,761
  Ratio of expenses to average net assets ..................    0.75%       0.75%        0.62%       0.55%        0.56%       0.33%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.06%       1.10%        1.16%       1.10%        1.11%       1.25%
  Ratio of net investment income to average net assets .....    4.92%       5.11%        4.81%       4.92%        5.53%       5.66%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    4.61%       4.76%        4.27%       4.37%        4.98%       4.74%
  Portfolio turnover .......................................      61%         64%          30%         20%          19%         70%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Florida Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months    Year         Year     Eight Months    Year        Year
                                                                Ended       Ended       Ended        Ended       Ended        Ended
                                                              2/28/01(1)   8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period .......................  $10.430     $10.540      $11.240     $11.030      $10.530     $10.730

Income (loss) from investment operations:
  Net investment income ....................................    0.217       0.443        0.449       0.318        0.527       0.560
  Net realized and unrealized gain (loss)
    on investments .........................................    0.250      (0.110)      (0.688)      0.215        0.531      (0.200)
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................       --       0.333       (0.239)      0.533        1.058       0.360
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.217)     (0.443)      (0.449)     (0.318)      (0.538)     (0.560)
  Distributions from net realized gain on investments ......       --          --       (0.012)     (0.005)      (0.020)         --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions.........................      --      (0.443)      (0.461)     (0.323)      (0.558)     (0.560)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.680     $10.430      $10.540     $11.240      $11.030     $10.530
                                                              =====================================================================

Total return(3) ............................................    4.53%       3.34%       (2.24%)      4.91%       10.35%       3.51%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $4,858      $4,045       $4,468      $3,368       $2,685      $1,635
  Ratio of expenses to average net assets ..................    1.50%       1.50%        1.37%       1.30%        1.10%       0.76%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    1.81%       1.85%        1.91%       1.85%        1.65%       2.00%
  Ratio of net investment income to average
    net assets .............................................    4.17%       4.36%        4.06%       4.17%        4.99%       5.23%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...........................    3.86%       4.01%        3.52%       3.62%        4.44%       3.99%
  Portfolio turnover .......................................      61%         64%          30%         20%          19%         70%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Florida Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year        Year      Eight Months    Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(2)   12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $10.420     $10.530      $11.240     $11.020      $10.520     $10.730

Income (loss) from investment operations:
  Net investment income ...................................     0.220       0.446        0.449       0.318        0.511       0.370
  Net realized and unrealized gain (loss)
    on investments ........................................     0.250      (0.110)      (0.698)      0.225        0.521      (0.210)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................        --       0.336       (0.249)      0.543        1.032       0.160
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................    (0.220)     (0.446)      (0.449)     (0.318)      (0.512)     (0.370)
  Distributions from net realized gain on investments .....        --          --       (0.012)     (0.005)      (0.020)         --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................        --      (0.446)      (0.461)     (0.323)      (0.532)     (0.370)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.670     $10.420      $10.530     $11.240      $11.020     $10.520
                                                              =====================================================================

Total return(3) ...........................................     4.56%       3.38%       (2.33%)      5.01%       10.09%       2.97%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................      $534        $433         $722        $554         $133         $16
  Ratio of expenses to average net assets .................     1.50%       1.50%        1.37%       1.30%        1.31%       1.15%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.81%       1.85%        1.91%       1.85%        1.86%       2.00%
  Ratio of net investment income to average
    net assets ............................................     4.17%       4.36%        4.06%       4.17%        4.78%       4.83%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     3.86%       4.01%        3.52%       3.62%        4.23%       3.98%
Portfolio turnover ........................................       61%         64%          30%         20%          19%         70%

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Florida Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year        Year     Eight Months    Year          Year
                                                                Ended      Ended       Ended       Ended         Ended        Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(2)   12/31/96
                                                             (Unaudited)
Net asset value, beginning of period .....................    $10.770     $10.750      $11.370     $11.240      $10.710     $10.940

Income (loss) from investment operations:
  Net investment income ..................................      0.260       0.525        0.537       0.355        0.548       0.530
  Net realized and unrealized gain (loss)
    on investments .......................................      0.280       0.020       (0.620)      0.130        0.536      (0.230)
                                                              ---------------------------------------------------------------------
Total from investment operations .........................      0.540       0.545       (0.083)      0.485        1.084       0.300
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.260)     (0.525)      (0.537)     (0.355)      (0.554)     (0.530)
  Distributions from net realized gain on investments ....         --          --           --          --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (0.260)     (0.525)      (0.537)     (0.355)      (0.554)     (0.530)
                                                              ---------------------------------------------------------------------
  Net asset value, end of period .........................    $11.050     $10.770      $10.750     $11.370      $11.240     $10.710
                                                              =====================================================================

Total return(3) ..........................................      5.08%       5.29%       (0.83%)      4.38%       10.42%       2.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $110,608    $110,708     $125,838    $146,659     $162,097    $192,171
  Ratio of expenses to average net assets ................      0.90%       0.90%        0.85%       0.87%        0.79%       0.73%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      0.99%       1.00%        0.85%       1.05%        0.85%       0.96%
  Ratio of net investment income to average
    net assets ...........................................      4.82%       4.99%        4.77%       4.72%        5.07%       5.02%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .........................      4.73%       4.89%        4.77%       4.54%        5.01%       4.79%
  Portfolio turnover .....................................         9%         56%          25%         13%          15%         57%

------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Florida Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months      Year        Year    Eight Months     Year         Year
                                                                Ended       Ended       Ended       Ended        Ended        Ended
                                                              2/28/01(1)   8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $10.770     $10.750      $11.370     $11.230      $10.710     $10.940

Income (loss) from investment operations:

Net investment income .....................................     0.220       0.448        0.452       0.299        0.477       0.480
  Net realized and unrealized gain (loss)
    on investments ........................................     0.280       0.016       (0.620)      0.139        0.523      (0.230)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.500       0.464       (0.168)      0.438        1.000       0.250
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ....................    (0.220)     (0.444)      (0.452)     (0.298)      (0.480)     (0.480)
  Distributions from net realized gain on investments .....        --          --           --          --           --          --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.220)     (0.444)      (0.452)     (0.298)      (0.480)     (0.480)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $11.050     $10.770      $10.750     $11.370      $11.230     $10.710
                                                              =====================================================================

Total return(3) ...........................................     4.68%       4.50%       (1.58%)      3.95%        9.58%       2.40%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $5,146      $5,272       $4,799      $4,202       $3,943      $3,222
  Ratio of expenses to average net assets .................     1.65%       1.66%        1.60%       1.62%        1.46%       1.24%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.74%       1.76%        1.60%       1.80%        1.52%       1.72%
  Ratio of net investment income to average
    net assets ............................................     4.07%       4.23%        4.02%       3.97%        4.40%       4.51%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     3.98%       4.13%        4.02%       3.79%        4.34%       4.03%
  Portfolio turnover ......................................        9%         56%          25%         13%          15%         57%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware Tax-Free Florida Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months     Year      1/8/99(1,2)
                                                                         Ended       Ended         to
                                                                       2/28/01(1)    8/31/00     8/31/00
                                                                       (Unaudited)
Net asset value, beginning of period .............................     $10.780     $10.760      $11.370

Income (loss) from investment operations:
  Net investment income ..........................................       0.219       0.454        0.286
  Net realized and unrealized gain (loss)
    on investments ...............................................       0.280       0.010       (0.610)
                                                                      ---------------------------------
Total from investment operations .................................       0.499       0.464       (0.324)
                                                                      ---------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................      (0.219)     (0.444)      (0.286)
  Distributions from net realized gain on investments ............          --          --           --
                                                                       --------------------------------
  Total dividends and distributions ..............................      (0.219)     (0.444)      (0.286)
                                                                       --------------------------------

Net asset value, end of period ...................................     $11.060     $10.780      $10.760
                                                                       ================================

Total return(3) ..................................................       4.68%       4.49%       (2.91%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................         $52         $51         $107
  Ratio of expenses to average net assets ........................       1.65%       1.66%        1.60%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ..............       1.74%       1.76%        1.60%
  Ratio of net investment income to average
    net assets ...................................................       4.07%       4.23%        4.02%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .................................       3.98%       4.13%        4.02%
  Portfolio turnover .............................................          9%         56%          25%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Shares of Delaware Investments Tax-Free Florida Insured Fund Class C were initially offered on September 29, 1997. On or about September 29, 1997, Class C sold shares which were subsequently repurchased on December 18, 1997. There were no shares sold or outstanding from December 19, 1997 through January 7, 1999. Shareholder data for Class C are not disclosed because Management does not believe them to be meaningful.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free New York Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months      Year        Year    Eight Months     Year     Three Months   Year
                                                    Ended        Ended       Ended       Ended        Ended        Ended      Ended
                                                  2/28/01(1)    8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96(3) 9/30/96
                                                  (Unaudited)
Net asset value, beginning of period ...........  $  9.820      $9.880      $10.670     $10.640      $10.690     $10.720    $10.870

Income (loss) from investment operations:
  Net investment income ........................     0.264       0.535        0.523       0.362        0.603       0.120      0.550
  Net realized and unrealized gain (loss)
    on investments .............................     0.260      (0.060)      (0.766)      0.040        0.128       0.010     (0.130)
                                                  ---------------------------------------------------------------------------------
  Total from investment operations .............     0.524       0.475       (0.243)      0.402        0.731       0.130      0.420
                                                  ---------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .........    (0.264)     (0.535)      (0.523)     (0.362)      (0.606)     (0.120)    (0.550)
  Distributions from net realized gain
    on investments .............................        --          --       (0.024)     (0.010)      (0.175)     (0.040)    (0.020)
                                                  ---------------------------------------------------------------------------------
  Total dividends and distributions ............    (0.264)     (0.535)      (0.547)     (0.372)      (0.781)     (0.160)    (0.570)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period .................   $10.080      $9.820      $ 9.880     $10.670      $10.640     $10.690    $10.720
                                                   ================================================================================

Total return(4) ................................     5.41%       5.09%       (2.44%)      3.85%        7.09%       1.21%      3.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......   $10,003     $10,082      $10,580      $9,978       $9,563     $10,044    $10,548
  Ratio of expenses to average net assets ......     0.50%       0.50%        0.66%       1.00%        1.00%       0.97%      1.34%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...................     1.11%       1.25%        1.19%       1.15%        1.39%       1.12%      1.55%
  Ratio of net investment income to average
    net assets .................................     5.38%       5.58%        4.99%       5.12%        5.66%       5.31%      5.14%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...............     4.77%       4.83%        4.46%       4.97%        5.27%       5.16%      4.93%
  Portfolio turnover ...........................       24%         34%          21%         21%          30%          5%        12%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free New York Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months    Year        Year     Eight Months    Year    Three Months       Year
                                                  Ended        Ended       Ended       Ended       Ended       Ended          Ended
                                                2/28/01(1)    8/31/00     8/31/99    8/31/98(1)   12/31/97(2)  12/31/96(3)   9/30/96
                                                (Unaudited)
Net asset value, beginning of period .........  $  9.810      $9.860      $10.650     $10.610      $10.650     $10.690      $10.840

Income (loss) from investment operations:
  Net investment income ......................     0.227       0.462        0.445       0.311        0.524       0.100        0.470
  Net realized and unrealized gain (loss)
    on investments ...........................     0.250      (0.050)      (0.766)      0.049        0.136          --       (0.130)
                                                -----------------------------------------------------------------------------------
  Total from investment operations ...........     0.477       0.412       (0.321)      0.360        0.660       0.100        0.340
                                                -----------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .......    (0.227)     (0.462)      (0.445)     (0.310)      (0.525)     (0.100)      (0.470)
  Distributions from net realized gain
    on investments ...........................        --          --       (0.024)     (0.010)      (0.175)     (0.040)      (0.020)
                                                -----------------------------------------------------------------------------------
  Total dividends and distributions ..........    (0.227)     (0.462)      (0.469)     (0.320)      (0.700)     (0.140)      (0.490)
                                                -----------------------------------------------------------------------------------

Net asset value, end of period ...............   $10.060      $9.810     $  9.860     $10.650      $10.610     $10.650      $10.690
                                                ===================================================================================

Total return(4) ..............................     4.92%       4.41%       (3.18%)      3.44%        6.39%       0.95%        3.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....    $1,798      $1,297       $1,435        $469         $167        $254         $448
  Ratio of expenses to average net assets ....     1.25%       1.25%        1.41%       1.75%        1.75%       1.87%        2.09%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly .................     1.86%       2.00%        1.94%       1.90%        2.14%       2.00%        2.30%
  Ratio of net investment income to average
    net assets ...............................     4.63%       4.83%        4.24%       4.37%        4.91%       4.43%        4.39%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .............     4.02%       4.08%        3.71%       4.22%        4.52%       4.30%        4.18%
  Portfolio turnover .........................       24%         34%          21%         21%          30%          5%          12%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Tax-Free New York Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months       Year       Year      Eight Months    Year    Three Months     Year
                                                  Ended        Ended       Ended       Ended        Ended        Ended       Ended
                                                2/28/01(1)   8/31/00     8/31/99     8/31/98(1)   12/31/97(2)  12/31/96(3)   9/30/96
                                               (Unaudited)
Net asset value, beginning of period .........   $ 9.800      $9.860      $10.640     $10.610      $10.660     $10.700      $10.850

Income (loss) from investment operations:
  Net investment income ......................     0.227       0.462        0.445       0.308        0.522       0.100        0.47
  Net realized and unrealized gain (loss)
    on investments ...........................     0.250      (0.060)      (0.756)      0.042        0.128          --       (0.130)
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ...........     0.477       0.402       (0.311)      0.350        0.650       0.100        0.340
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .......    (0.227)     (0.462)      (0.445)     (0.310)      (0.525)     (0.100)      (0.470)
  Distributions from net realized gain           ----------------------------------------------------------------------------------
    on investments ...........................        --          --       (0.024)     (0.010)      (0.175)     (0.040)      (0.020)

Total dividends and distributions ............    (0.227)     (0.462)      (0.469)     (0.320)      (0.700)     (0.140)      (0.490)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ...............   $10.050      $9.800     $  9.860     $10.640      $10.610     $10.660      $10.700
                                                 ==================================================================================

Total return(4) ..............................     4.93%       4.31%       (3.08%)      3.35%        6.29%       0.95%        3.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....      $131         $66         $112         $58          $56         $53          $52
  Ratio of expenses to average net assets ....     1.25%       1.25%        1.41%       1.75%        1.75%       1.84%        2.09%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly .................     1.86%       2.00%        1.94%       1.90%        2.14%       2.00%        2.30%
  Ratio of net investment income to average
    net assets ...............................     4.63%       4.83%        4.24%       4.37%        4.91%       4.45%        4.39%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .............     4.02%       4.08%        3.71%       4.22%        4.52%       4.29%        4.18%
  Portfolio turnover .........................       24%         34%          21%         21%          30%          5%          12%

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001 (Unaudited)
-------------------------------------------------------------------------------
Voyageur Mutual Funds (the "Trust") is organized as a Delaware Business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund, and Delaware Montana Municipal Bond Fund.

Voyageur Investment Trust (a "Trust" and, together with Voyageur Mutual Funds, the "Trusts") is organized as a Massachusetts business trust and offers seven series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free New Mexico Fund, and Delaware Tax-Free Oregon Insured Fund.

These financial statements and the related notes pertain to Delaware
Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (the "Fund" or collectively, the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares.

Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Florida Fund and the Delaware Tax-Free Florida Insured Fund is to seek as high a current income level exempt from federal income tax and the Florida state intangibles tax as is consistent with preservation of capital. The investment objective of Delaware Tax-Free New York Fund is to seek as high a current income level exempt from federal income tax and the New York state personal income tax as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized capital gain from investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are manitained, which are used to offset custody fees. The amounts of these expenses for the period ended February 28, 2001 were:

                                               Delaware        Delaware
                              Delaware         Tax-Free        Tax-Free
                              Tax-Free          Florida        New York
                            Florida Fund      Insured Fund       Fund
                            ------------      ------------     --------
Commission
   Reimbursements ........      $323             $2,652          $264
Earnings Credits .........       645              1,034           362

The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly".

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized

-------------------------------------------------------------------------------
1. Significant Accounting Policies (continued) appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions, which are determined in accordance with federal income tax regulations.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of their respective investment management agreements, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                               Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                  Florida Fund            Florida Insured Fund         New York Fund
                               -----------------          --------------------       -----------------
On the first $500 million ....       0.55%                        0.50%                    0.55%
On the next $500 million .....       0.50%                        0.475%                   0.50%
On the next $1.5 billion .....       0.45%                        0.45%                    0.45%
In excess of $2.5 billion ....       0.425%                       0.425%                   0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2001:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
Operating expense limitation
as a percentage of average daily
net assets (per annum) ................          0.50%                        0.65%                    0.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting, and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Funds pay Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares for each Fund.

On February 28, 2001, the Funds had payables to affiliates as follows:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
Investment management fee
   payable to DMC ........................      $2,752                     $38,545                       $--

Dividend disbursing, transfer agent
   fees, accounting services and other
   expenses payable to DSC ...............       7,994                      18,740                      5,381

Other expenses payable to
   DMC and affiliates ....................         447                       3,644                        265

For the period ended February 28, 2001, DDLP earned commissions on sales of the Funds' Class A shares for each Fund as follows:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
                                               $4,721                        $2,138                    $347

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

-------------------------------------------------------------------------------
3. Investments

During the period ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
Purchases ...........................         $6,185,103                  $5,412,040                 $1,439,025
Sales ...............................          4,204,168                   5,298,481                  1,321,922

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
Cost of investments .................        $14,628,827                 $112,961,543              $11,150,147
                                             -----------                 ------------              -----------
Aggregate unrealized
   appreciation .....................        $   722,689                 $  5,780,979              $   599,557
Aggregate unrealized
   depreciation .....................            (24,100)                    (565,427)                (107,775)
                                             -----------                 ------------              -----------
Net unrealized appreciation
   (depreciation) ...................        $   689,589                 $  5,215,552               $  491,782

For federal income tax purposes, certain Funds had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:


                                          Delaware Tax-Free            Delaware Tax-Free        Delaware Tax-Free
                                             Florida Fund            Florida Insured Fund         New York Fund
                                          -----------------          --------------------       -----------------
   2003 ..............................        $       --                  $5,342,463                 $     --
   2004 ..............................                --                  $  735,445                       --
   2007 ..............................            17,781                          --                       --
   2008 ..............................           327,067                  $  507,694                 $ 20,074
   Total .............................        $  344,848                  $6,585,602                 $ 20,074

-------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                                          Delaware Tax-Free       Delaware Tax-Free      Delaware Tax-Free
                                                             Florida Fund       Florida Insured Fund        New York Fund
                                                        ---------------------   ---------------------    ---------------------
                                                        Six Months     Year     Six Months     Year       Six Months    Year
                                                           Ended       Ended       Ended       Ended         Ended      Ended
                                                          2/28/01     8/31/00     2/28/01     8/31/00       2/28/01    8/31/00
                                                        (Unaudited)             (Unaudited)               (Unaudited)

Shares sold:
   Class A .....................................          185,721     105,866      231,072     180,236       11,311      50,531
   Class B .....................................          100,812      94,252       11,431      94,190       62,778      39,792
   Class C .....................................           10,102      14,647           --          --        6,220           4

Shares issued upon reinvestment
   of distributions:
   Class A .....................................            7,370      21,309       79,848     166,282       17,799      39,288
   Class B .....................................            3,202       6,480        4,027       7,496        1,633       4,425
   Class C .....................................              283         603           20         319          158         452
                                                         --------    --------     --------  ----------     --------   ---------
                                                          307,490     243,157      326,398     448,523       99,899     134,492
                                                         --------    --------     --------  ----------     --------   ---------

Shares repurchased:
   Class A .....................................          (98,509)   (374,556)    (577,644) (1,774,772)     (62,861)   (134,281)
   Class B .....................................          (36,899)   (136,934)     (39,151)    (58,780)     (18,004)    (57,461)
   Class C .....................................           (1,929)    (42,229)          (1)     (5,544)          --      (5,172)
                                                         --------    --------     --------  ----------     --------   ---------
                                                         (137,337)   (553,719)    (616,796) (1,839,096)     (80,865)   (196,914)
                                                         --------    --------     --------  ----------     --------   ---------
Net increase (decrease) ........................          170,153    (310,562)    (290,398) (1,390,573)      19,034     (62,422)
                                                         ========    ========     ========  ==========     ========   =========

5. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds ("the Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at February 28, 2001 or at any time during the period.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE(SM)                        For Shareholders
INVESTMENTS                         1.800.523.1918
---------------------
Philadelphia o London               For Securities Dealers
                                    1.800.362.7500

                                    For Financial Institutions
                                    Representatives Only
                                    1.800.659.2265

                                    www.delawareinvestments.com



This semi-annual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for the Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

BOARD OF TRUSTEES                                Thomas F. Madison                             Investment Manager
                                                 President and Chief Executive Officer         Delaware Management Company
Charles E. Haldeman, Jr.                         MLM Partners, Inc.                            Philadelphia, PA
Chairman                                         Minneapolis, MN
Delaware Investments Family of Funds                                                           International Affiliate
Philadelphia, PA                                 Janet L. Yeomans                              Delaware International Advisers Ltd.
                                                 Vice President and Treasurer                  London, England
Walter P. Babich                                 3M Corporation
Board Chairman                                   St. Paul, MN                                  National Distributor
Citadel Constructors, Inc.                                                                     Delaware Distributors, L.P.
King of Prussia, PA                              AFFILIATED OFFICERS                           Philadelphia, PA

David K. Downes                                  William E. Dodge                              Shareholder Servicing, Dividend
President and Chief Executive Officer            Executive Vice President and                  Disbursing and Transfer Agent
Delaware Investments Family of Funds             Chief Investment Officer, Equity              Delaware Service Company, Inc.
Philadelphia, PA                                 Delaware Investments Family of Funds          Philadelphia, PA
                                                 Philadelphia, PA
John H. Durham                                                                                 2005 Market Street
Private Investor                                 Jude T. Driscoll                              Philadelphia, PA 19103-7057
Horsham, PA                                      Executive Vice President and
                                                 Head of Fixed Income
John A. Fry                                      Delaware Investments Family of Funds
Executive Vice President                         Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                 Richard J. Flannery
                                                 President and Chief Executive Officer
Anthony D. Knerr                                 Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates           Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

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(4461)                                                    Printed in the USA
SA-FLNY [2/01] BUR 4/01                                                J6944